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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                October 13, 2004
                Date of Report (Date of earliest event reported)

                          COLLINS & AIKMAN CORPORATION

             (Exact name of registrant as specified in its charter)

           DELAWARE                      1-10218                13-3489233
(STATE OR OTHER JURISDICTION OF        (COMMISSION           (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)        FILE NUMBER)         IDENTIFICATION NO.)


                             250 Stephenson Highway
                              Troy, Michigan 48083
                    (Address of principal executive offices)

                                 (248) 824-2500

              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                            ------------------------

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communication s pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

Collins & Aikman Corporation announced that Bryce M. Koth has been appointed to the position of Senior Vice President and Chief Financial Officer of the company effective October 13, 2004. Mr. Koth replaces J. Michael Stepp, who has announced his retirement from the full-time executive position of CFO effective October 13, 2004. Mr. Stepp will continue in his position as Vice Chairman of the company's board of directors.

Mr. Koth, 41, had most recently served as the company's Vice President-Finance & Controller, and head of tax since May 2004. He joined the company in December 2002 as Vice President-Tax. Before that, he was Director, Tax at Visteon Corporation from April 2000 to November 2002, and served in the Office of Tax Counsel at Ford Motor Company from August 1997 to April 2000. Mr. Koth is a certified public accountant and licensed attorney.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  October 13, 2004


                                COLLINS & AIKMAN CORPORATION



                                By:  /s/    David A. Stockman
                                    --------------------------------------------
                                    Name:   David A. Stockman
                                    Title:  Chairman and Chief Executive Officer